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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 7, 2006

                          PROLIANCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-13894                 34-1807383
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c)).

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Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b)      Resignation of Michael T. Yonker
         --------------------------------

         On December 7, 2006, the Board of Directors of Proliance International,
Inc. (the "Company") accepted the resignation of Michael T. Yonker from his position as a director of the Company effective December 31, 2006. The Board of
Directors does not intend to fill the vacancy created by Mr. Yonker's resignation as it is the Company's intention to reduce the size of the Board over time. Mr. Yonker offered to resign as part of this Board reduction initiative.

         Board Policy on Director Elections
         ----------------------------------

         On December 7, 2006, the Board of Directors of the Company approved a policy regarding director elections. The policy notes that Directors of the
Company are elected by a plurality vote. However, as a matter of good corporate governance, the Board expects each Director to tender his or her resignation prior to any meeting of the stockholders at which the Director's seat on the
Board will be subject to election, provided that the resignation shall take effect only if the number of votes cast against the Director's election and the number of votes withheld from the Director's election exceed, in the aggregate, the number of votes cast for the Director's election. The Board shall nominate for election or re-election as Director only candidates who agree to tender, promptly following the annual meeting at which they are elected or re-elected as
Director, such a resignation letter. In addition, the Board shall fill Director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by other Directors in accordance with the Board Policy on Director
Elections.

         If the number of votes cast against the incumbent Director's election and the number of votes withheld from the incumbent Director's election exceed, in the aggregate, the number of votes cast for the Director's election, the
Nominating and Governance Committee will act on an expedited basis to determine whether to accept the Director's resignation and will submit such recommendation for prompt consideration by the Board. The Board expects the Director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. The Nominating and Governance Committee and the
Board may consider any factors they deem relevant in deciding whether to accept a Director's resignation. The Board shall render its final decision with respect to the matter not later than ninety (90) days following the applicable stockholders meeting.

         Notwithstanding the foregoing, the Director resignation requirement shall not take effect in the case of a contested election, which is defined as any meeting of stockholders for which (i) the Secretary receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for director set forth in the Company's Amended and Restated Bylaws and (ii) such nomination has not been withdrawn by such stockholder on or prior to the day next preceding the date the Company first mails its notice of meeting for such meeting to the stockholders.

         A complete copy of the Board Policy on Director Elections is attached hereto as Exhibit 10.1.

         In accordance with the foregoing policy, on December 7, 2006 each continuing member of the Board of Directors (Paul R. Lederer, William J.
Abraham, Jr., Barry R. Banducci, Philip Wm. Colburn, Charles E. Johnson, Paul R.
Lederer, Vincent L. Martin, Bradley C. Richardson,

James R. Rulseh, and F. Alan Smith) executed and delivered a resignation letter in the form attached hereto as Exhibit 10.2.

Item 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

(a)      Amendment of Bylaws
         -------------------

         In conjunction with the implementation of the Board Policy on Director
Elections described in Item 5.02 above, on December 7, 2006, the Board of
Directors of the Company approved an amendment to Article III, Section 14 of the
Company's Amended and Restated Bylaws to provide that stockholders nominating director candidates provide, in addition to the items previously required, a statement whether such person, if elected, intends to tender, promptly following such person's election or re-election, an irrevocable resignation effective upon such person's failure to receive the requisite vote for re-election at the next meeting at which such person would face re-election, in accordance with the
Board Policy on Director Elections.

         A copy of the Amended and Restated Bylaws of the Company, as amended, is attached hereto as Exhibit 3.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits.

3.1      Amended and Restated Bylaws of Proliance International, Inc.
10.1     Board Policy on Director Elections
10.2     Form of Director Resignation Letter

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PROLIANCE INTERNATIONAL, INC.

Date:  December 8, 2006          By:  /s/ Richard A. Wisot
                                     -------------------------------------------
                                          Richard A. Wisot
                                          Vice President, Treasurer, Secretary,
                                          and Chief Financial Officer